UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): September 2, 2003
                                                         -----------------



                         FIRST BANCORP OF INDIANA, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



        Indiana                         0-29814                  35-2061832
        -------                         -------                  ----------
(State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



2200 West Franklin Street, Evansville, Indiana                           47712
----------------------------------------------                           -----
(Address of principal executive offices)                              (Zip Code)



       REGISTRANT'S TELELPHONE NUMBER, INCLUDING AREA CODE: (812) 423-3196
                                                             --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changes since last report.)





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ITEM 5. Other Events
        ------------

     On September 2, 2003, First Bancorp of Indiana, Inc. issued a press release which announced that the 2003 Annual Meeting of Shareholders will be held on November 19, 2003.

ITEM 7. Financial Statements And Exhibits
        ---------------------------------

        Exhibit 99.1 - Press Release dated September 2, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST BANCORP OF INDIANA, INC.


Dated:  September 3, 2003                By:  /s/ Harold Duncan
                                              ----------------------------------
                                              Harold Duncan
                                              President, Chief Executive Officer
                                              and Chairman of the Board
                                              (principal executive officer)